UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      December 14, 2005
                                                 ------------------------------

                                  ISLANDS BANCORP
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               (Exact Name of Registrant as Specified in Its Charter)

                                   SOUTH CAROLINA
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                   (State or Other Jurisdiction of Incorporation)

             000-29267                                  57-1082388
    ------------------------------     -------------------------------------
      (Commission File Number)               (IRS Employer Identification No.)

        2348 BOUNDARY STREET, BEAUFORT, SOUTH CAROLINA          29902
    -----------------------------------------------------   ----------------
            (Address of Principal Executive Offices)          (Zip Code)

                                   (843) 521-1968
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                   (Registrant's Telephone Number, Including Area Code)

                                    NOT APPLICABLE
    ------------------------------------------------------------------------
             (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 --- CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR --- 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the --- Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the --- Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On December 14, 2005, Islands Bancorp (the "Company") engaged Elliott Davis, LLC to serve as the Company's independent public accountants for the fiscal year ending December 31, 2006, and dismissed Francis and Company CPAs as the Company's independent public accountants pending the completion of Francis and Company's audit of the Company's consolidated financial statements for the fiscal year ending December 31, 2005. The decision to change independent public accountants was made by the Audit Committee of the Company's Board of Directors.

      Francis and Company performed audits of the consolidated financial statements for the years ended December 31, 2004 and 2003. Their reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

      During the two years ended December 31, 2004, and from December 31, 2004 through the date of this Report on Form 8-K, there have been no disagreements between the Company and Francis and Company on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused Francis and Company to make reference to the subject matter of such disagreements in connection with its report. None of the "reportable events" described in Item 304(a)(1)(iv)(B) of Regulation S-B of the SEC's rules and regulations have occurred during the two years ended December 31, 2004, or from December 31, 2004 through the date of this Report. Within four business days after the date that Francis and Company completes its audit of the consolidated financial statements for the fiscal year ending December 31, 2005, the Company will file an amendment to this Report on Form 8-K to report whether any such disagreements or reportable events have occurred through that date.

      Francis and Company has furnished a letter to the SEC dated December 20, 2005, stating that it agrees with the above statements, and is attached hereto as Exhibit 16.

      During the two years ended December 31, 2004 and from December 31, 2004 through the engagement of Elliott Davis, LLC as the Company's independent accountant on December 14, 2005, neither the Company nor anyone on its behalf had consulted Elliott Davis, LLC with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with Francis and Company on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Francis and Company, would have caused Francis and Company to make reference to the matter in their report, or a "reportable event" as described in Item 304(a)(1)(iv)(B) of the Regulation S-B of the SEC's rules and regulations.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      As previously reported on the Company's Form 8-K filed December 9, 2005, effective December 5, 2005, the Board of Directors of the Company appointed Carol J. Nelson as Chief Financial Officer of the Company and its wholly-owned subsidiary, Islands Community Bank. On December 14, 2005 the Company and Ms. Nelson agreed to the terms of Ms. Nelson's employment. Under the terms of her employment, Ms. Nelson will receive an annual base salary in an amount of $100,000 and an option to purchase 5,000 shares of the Company's common stock at an exercise price of $11.00 per share. The option is immediately exercisable and has a ten-year term. In addition, Ms. Nelson will be eligible to participate in a bonus program to be established by the Board of Directors and will be entitled to participate in other customary benefit programs offered to all employees, such as health insurance, retirement plans and vacation time.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibit No.           Description
      -----------           -----------
         16                 Letter from Francis and Company CPAs

                                       SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         ISLANDS BANCORP

Dated:  December 20, 2005

                                         By: /s/ John R. Perrill
                                             ----------------------------------

                                         Name: John R. Perrill
                                             ----------------------------------

                                         Title: Acting Chief Executive Officer
                                             ----------------------------------

EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
-----------     -----------
    16          Letter from Francis and Company CPAs